UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 16, 2017, PennyMac Mortgage Investment Trust (the “Company”), through its indirect wholly-owned subsidiaries, PennyMac Corp. (“PMC”) and PennyMac Holdings, LLC (“PMH”), entered into the following four amendments to financing arrangements with Barclays Bank PLC (“Barclays”): (i) an amendment (the “Repurchase Amendment”) to its Master Repurchase Agreement, dated as of September 14, 2015, by and among Barclays, PMC, PennyMac Loan Services, LLC (“PLS”), an indirect controlled subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI), and the Company (the “Repurchase Agreement”); (ii) an amendment (the “Participation Amendment”) to its Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 14, 2015, by and among Barclays, PMC and PLS (the “Participation Agreement”); (iii) an amendment (the “Fannie Mae Loan Amendment”) to its Amended and Restated Loan and Security Agreement, dated as of January 22, 2016, by and among Barclays, PMC, PMH and the Company (the “Fannie Mae Loan Agreement”); and (iv) an amendment (the “Freddie Mac Loan Amendment”) to its Loan and Security Agreement, dated as of March 24, 2017, by and among Barclays, PMC, PMH and the Company (the “Freddie Mac Loan Agreement” and, together with the Fannie Mae Loan Agreement, the “Loan Agreements”).

Repurchase Agreement

Pursuant to the terms of the Repurchase Agreement, PMC may sell, and later repurchase, newly originated mortgage loans. The Repurchase Agreement is used to fund newly originated mortgage loans that are purchased from correspondent lenders by PMC and held pending sale and/or securitization. The obligations of PMC under the Repurchase Agreement are fully guaranteed by the Company and the mortgage loans are serviced by PLS.  The maximum aggregate purchase price provided for in the Repurchase Agreement is currently $600 million as the result of a temporary increase. After September 30, 2017, the maximum aggregate purchase price under the Repurchase Agreement will revert back to $400 million.

Under the terms of the Repurchase Amendment, the committed amount was decreased from $220 million to $170 million, the available amount of which is reduced by the sum of (a) the aggregate purchase price of all outstanding transactions under the Participation Agreement and related to the committed amount thereunder, and (b) the aggregate outstanding loan amounts under the Loan Agreements. The uncommitted amount is reduced by the aggregate purchase price of all outstanding transactions under the Participation Agreement and related to the uncommitted amount thereunder. The Company, through PMC, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Repurchase Amendment. All other terms and conditions of the Repurchase Agreement remain the same in all material respects.

The foregoing descriptions of the Repurchase Amendment, the Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Repurchase Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; and (ii) the description of the Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on September 18, 2015, the full text of the Repurchase Agreement attached thereto as Exhibit 10.1, and the full text of all other amendments filed thereafter with the Securities and Exchange Commission (“SEC”).

Participation Agreement

Pursuant to the terms of the Participation Agreement, PMC may sell to Barclays participation certificates, each of which represents an undivided beneficial ownership interest in a pool of mortgage loans that have been pooled with Fannie Mae or Freddie Mac and are pending securitization. The obligations of PMC under the Participation Agreement are fully guaranteed by the Company and the mortgage loans are serviced by PLS.  The maximum aggregate principal amount provided for in the Participation Agreement is currently $600 million as the result of a temporary increase. After September 30, 2017, the maximum aggregate purchase price under the Participation Agreement will revert back to $400 million.

Under the terms of the Participation Amendment, the committed amount was decreased from $220 million to $170 million, the available amount of which is reduced by the sum of (a) the aggregate purchase price of all outstanding transactions under the Repurchase Agreement and related to the committed amount thereunder, and (b) the aggregate outstanding loan amounts under the Loan Agreements. The uncommitted amount is reduced by the aggregate purchase price of all outstanding transactions under the Repurchase Agreement and related to the uncommitted amount thereunder. The Company, through PMC, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Participation Amendment.  All other terms and conditions of the Participation Agreement remain the same in all material respects.

The foregoing descriptions of the Participation Amendment, the Participation Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Participation Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.2; and (ii) the description of the Participation Agreement in the Company’s Current Report on Form 8-K as filed on September 18, 2015, the full text of the Participation Agreement attached thereto as Exhibit 10.2, and the full text of all other amendments filed thereafter with the SEC.

Loan Agreements

Pursuant to the terms of the Freddie Mac Loan Agreement, PMC and PMH may finance certain mortgage servicing rights and the related excess servicing spread pertaining to mortgage loans pooled into Freddie Mac securities (the “Freddie Mac MSRs”). The scheduled maturity date for the Freddie Mac Loan Agreement is December 1, 2017. The obligations of PMC and PMH under the Freddie Mac Loan Agreement are joint and several, and they are fully guaranteed by the Company. The mortgage loans relating to the Freddie Mac MSRs are serviced by PLS.

Under the terms of the Freddie Mac Loan Amendment, the maximum outstanding loan amount that PMC and PMH may use to finance Freddie Mac MSRs was decreased from $220 million to $170 million, the available amount of which is reduced by any amounts borrowed by PMC and/or PMH under the Fannie Mae Loan Agreement. The Company, through PMC and PMH, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Freddie Mac Loan Amendment.  All other terms and conditions of the Freddie Mac Loan Agreement remain the same in all material respects.

Pursuant to the terms of the Fannie Mae Loan Agreement, PMC and PMH may finance certain mortgage servicing rights and the related excess servicing spread pertaining to mortgage loans pooled into Fannie Mae securities (the “Fannie Mae MSRs”). The scheduled maturity date for the Fannie Mae Loan Agreement is December 1, 2017. The obligations of PMC and PMH under the Fannie Mae Loan Agreement are joint and several, and they are fully guaranteed by the Company. The mortgage loans relating to the Fannie Mae MSRs are serviced by PLS.

Under the terms of the Fannie Mae Loan Amendment, the maximum outstanding loan amount that PMC and PMH may use to finance Fannie Mae MSRs was decreased from $220 million to $170 million, the available amount of which is reduced by any amounts borrowed by PMC and/or PMH under the Freddie Mac Loan Agreement. The Company, through PMC and PMH, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Fannie Mae Loan Amendment.  All other terms and conditions of the Fannie Mae Loan Agreement remain the same in all material respects.

The foregoing descriptions of the Freddie Mac Loan Amendment, the Freddie Mac Loan Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Freddie Mac Loan Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.3; and (ii) the description of the Freddie Mac Loan Agreement in the Company’s Current Report on Form 8-K as filed on March 30, 2017, and the full text of the Freddie Mac Loan Agreement attached thereto as Exhibit 10.2.

The foregoing descriptions of the Fannie Mae Loan Amendment, the Fannie Mae Loan Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Fannie Mae Loan Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.4; and (ii) the description of the Fannie Mae Loan Agreement in the Company’s Current Report on Form 8-K as filed on January 28, 2016, the full text of the Fannie Mae Loan Agreement attached thereto as Exhibit 10.2, and the full text of all other amendments filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment Number Six to the Master Repurchase Agreement, dated as of June 16, 2017, among Barclays Bank PLC, PennyMac Corp., PennyMac Loan Services, LLC and PennyMac Mortgage Investment Trust

10.2	Amendment Number Four to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of June 16, 2017, among PennyMac Corp., PennyMac Loan Services, LLC and Barclays Bank PLC

10.3	Amendment Number One to the Loan and Security Agreement, dated as of June 16, 2017, among PennyMac Corp., PennyMac Holdings, LLC, PennyMac Mortgage Investment Trust and Barclays Bank PLC

10.4

Amendment Number Five to the Amended and Restated Loan and Security Agreement, dated as of June 16, 2017, among PennyMac Corp., PennyMac Holdings, LLC, PennyMac Mortgage Investment Trust and Barclays Bank PLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: June 21, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Six to the Master Repurchase Agreement, dated as of June 16, 2017, among Barclays Bank PLC, PennyMac Corp., PennyMac Loan Services, LLC and PennyMac Mortgage Investment Trust

10.2	Amendment Number Four to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of June 16, 2017, among PennyMac Corp., PennyMac Loan Services, LLC and Barclays Bank PLC

10.3	Amendment Number One to the Loan and Security Agreement, dated as of June 16, 2017, among PennyMac Corp., PennyMac Holdings, LLC, PennyMac Mortgage Investment Trust and Barclays Bank PLC

10.4

Amendment Number Five to the Amended and Restated Loan and Security Agreement, dated as of June 16, 2017, among PennyMac Corp., PennyMac Holdings, LLC, PennyMac Mortgage Investment Trust and Barclays Bank PLC